Q4 2019 Earnings Call February 13, 2020

2 Forward Looking Statement Forward Looking Statements Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: This release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws and is subject to the safe-harbor created by such Act. Forward-looking statements include, but are not, limited to, our financial performance outlook and statements concerning our operations, economic performance, financial condition, goals, beliefs, future growth strategies, investment objectives, plans and current expectations, such as 2020 guidance, expected benefits, costs and actions related to Project Summit, and statements about our investments, dividend policy, leverage, and other goals. These forward-looking statements are subject to various known and unknown risks, uncertainties and other factors. When we use words such as "believes," "expects," "anticipates," "estimates" or similar expressions, we are making forward-looking statements. Although we believe that our forward-looking statements are based on reasonable assumptions, our expected results may not be achieved, and actual results may differ materially from our expectations. In addition, important factors that could cause actual results to differ from expectations include, among others: (i) our ability to remain qualified for taxation as a real estate investment trust for U.S. federal income tax purposes; (ii) the adoption of alternative technologies and shifts by our customers to storage of data through non-paper based technologies; (iii) changes in customer preferences and demand for our storage and information management services; (iv) the cost and our ability to comply with laws, regulations and customer demands relating to data security and privacy issues, as well as fire and safety standards; (v) our ability or inability to execute our strategic growth plan, expand internationally, complete acquisitions on satisfactory terms, and to integrate acquired companies efficiently; (vi) changes in the amount of our growth and recurring capital expenditures and our ability to raise capital and invest according to plan; (vii) the impact of litigation or disputes that may arise in connection with incidents in which we fail to protect our customers' information or our internal records or IT systems and the impact of such incidents on our reputation and ability to compete;(viii) our ability to execute on Project Summit and the potential impacts of Project Summit on our ability to retain and recruit employees and execute on our strategy (ix) changes in the price for our storage and information management services relative to the cost of providing such storage and information management services; (x) changes in the political and economic environments in the countries in which our international subsidiaries operate and changes in the global political climate; (xi) the impact of executing on our growth strategy through joint ventures; (xii) our ability to comply with our existing debt obligations and restrictions in our debt instruments or to obtain additional financing to meet our working capital needs; (xiii) the impact of service interruptions or equipment damage and the cost of power on our data center operations; (xiv) changes in the cost of our debt; (xv) the impact of alternative, more attractive investments on dividends; (xvi) the cost or potential liabilities associated with real estate necessary for our business; (xvii) the performance of business partners upon whom we depend for technical assistance or management expertise; (xviii) other trends in competitive or economic conditions affecting our financial condition or results of operations not presently contemplated; and (xix) other risks described more fully in our filings with the Securities and Exchange Commission, including under the caption “Risk Factors” in our periodic reports or incorporated therein. You should not rely upon forward-looking statements except as statements of our present intentions and of our present expectations, which may or may not occur. Except as required by law, we undertake no obligation to release publicly the result of any revision to these forward looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Reconciliation of Non-GAAP Measures: Throughout this presentation, Iron Mountain will discuss (1) Adjusted EBITDA, (2) Adjusted Earnings per Share (“Adjusted EPS”), (3) Funds from Operations (“FFO Nareit”), (4) FFO (Normalized) and (5) Adjusted Funds from Operations (“AFFO”). These measures do not conform to accounting principles generally accepted in the United States (“GAAP”). These non-GAAP measures are supplemental metrics designed to enhance our disclosure and to provide additional information that we believe to be important for investors to consider in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as operating income, income (loss) from continuing operations, net income (loss) attributable to Iron Mountain Incorporated or cash flows from operating activities from continuing operations (as determined in accordance with GAAP). The reconciliation of these measures to the appropriate GAAP measure, as required by Regulation G under the Securities Exchange Act of 1934, as amended, and their definitions are included later in this document (see Table of Contents). Iron Mountain does not provide a reconciliation of non-GAAP measures that it discusses as part of its annual guidance or long term outlook because certain significant information required for such reconciliation is not available without unreasonable efforts or at all, including, most notably, the impact of exchange rates on Iron Mountain’s transactions, loss or gain related to the disposition property, plant and equipment (including of real estate) and other income or expense. Without this information, Iron Mountain does not believe that a reconciliation would be meaningful. Note: Definition of Non-GAAP and other measures and reconciliations of Non-GAAP to GAAP measures can be found in the Supplemental Financial Information

3 Successful Execution of Strategy • Accelerated total organic revenue growth • Increased scale to drive profitability and margin expansion • Revenue mix shift to faster-growing businesses • Grow and support deep and long-lasting customer relationships; 95% of Fortune 1000 • Invest in Innovation to support build-out of Digital Service offerings Based on 2013-2019 performance

4 Project Summit – Key Goals Simplified Global Streamlined Managerial Enhancing Customer Structure Structure for the Future Experience  United RIM operations under one leader –  Consolidated the number of layers and • Aligning global and regional customer- Ernie Cloutier reporting levels facing resources across RIM product lines  Consolidated external reporting segments  Reduced the number of positions at the VP • Providing customers with a more integrated to reflect Global RIM as one business unit level and above – ~70% of impacted experience employees notified  Rebalanced resources to sharpen focus on • Leveraging technology to modernize higher growth areas • Reducing total managerial & administrative processes for better alignment between workforce by approximately 700 positions new digital solutions and core business over the next two years • Creating a more dynamic agile organization that is better positioned to make faster decisions and execute its strategy in key growth areas Focusing on highest potential opportunities while creating a more efficient organization that can embrace and execute change faster to become a stronger customer partner

5 Project Summit – Expected Financial Impact - Annual Adjusted EBITDA benefits of $200M by 2022 - $80M Adjusted EBITDA benefit in 2020 Financial Impact - $50M annualized benefit - $30M in-year benefit in 2H 2020 - ~$240M over next two years, inclusive of ~$50M charge incurred Total Cost to Implement in Q4 2019 2020 Restructuring Charge - ~$130M, with associated benefit beginning in 2H 2020 Program to drive significant Adjusted EBITDA benefits and enable deleveraging

6 Q4 Performance Healthy organic Storage rental revenue growth • Total organic Storage rental revenue growth of 2.5% • Total organic Service revenue declined 0.7%, impacted by paper prices (organic Service up 2.9% ex. paper) • Volume continues to be steady, consistent with expectations Continue to extend reach beyond core Records Management storage offering • Global Digital Solutions revenue growth of 10% year over year in 2019 • Successfully secured one of Iron Mountain’s largest deals leveraging workflow expertise and Digital Solutions • Good success in Digital Solutions enabling pull-through of other storage and service opportunities Data Center momentum continues to build • 17 megawatts of new and expansion leases executed in 2019 • New turn-key data center capacity brought on-line in key markets around the world; 90% stabilized utilization • Strong and building 2020 leasing pipeline driven by an uptick in larger enterprise and hyperscale activity

7 Durable Global Storage Portfolio Worldwide Volume 700,000 680,000 660,000 Cubic Feet 640,000 620,000 600,000 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Records Management Data Protection Adjacent Businesses Consumer and other Businesses Note: Business acquisitions volume acquired during the quarter included in Total Volume

8 Data Center Leasing on Track • 2MW of new and expansion leases signed Rendering of Future Frankfurt Data Center (FRA-1) in Q4; 17MW for the full year • Added over 100 new logos in 2019 • 2020 leasing target of 15-20 megawatts; strong and building pipeline • New turn-key data center capacity brought on-line in key markets around the world o Phoenix, London, Amsterdam and Singapore • Commenced development of 27MW hyperscale-ready data center in Frankfurt

9 Q4 Financial Performance Constant Organic In millions, except per-share data Q4-19 Q4-18 Y/Y % Currency Y/Y% Growth(1) Revenue $1,080 $1,061 1.7% 2.7% 1.3% Storage $676 $659 2.5% 3.5% 2.5% Service $404 $403 0.4% 1.5% -0.7% Gross Profit $620 $611 1.5% Gross Profit Margin 57.4% 57.5% -10bps SG&A Expenses $234 $251 -7.0% -6.3% Income from Continuing Operations $37 $159 -76.6% Adjusted EBITDA(2) $386 $359 7.5% 8.4% Adjusted EBITDA Margin(2) 35.8% 33.9% 190 bps Net Income $37 $159 -76.6% AFFO(1) $228 $194 17.7% Dividend/Share $0.62 $0.61 1.2% Fully Diluted Shares Outstanding 288 287 0.4% (1) Constant currency excluding impact from business acquisitions and divestitures (2) Reconciliation for Adjusted EBITDA and AFFO to their respective GAAP measures can be found in the Supplemental Financial Information on Pages 13 and 16, respectively

10 2019 Financial Performance Constant Organic In millions, except per-share data FY-19 FY-18 Y/Y % Currency Y/Y % Growth(1) Revenue $4,263 $4,226 0.9% 3.0% 1.1% Storage $2,681 $2,622 2.2% 4.3% 2.5% Service $1,581 $1,603 -1.4% 0.9% -1.0% Gross Profit $2,429 $2,432 -0.1% Gross Profit Margin 57.0% 57.5% -50 bps SG&A Expenses $992 $1,007 -1.5% 0.2% Income from Continuing Operations $268 $377 -27.0% Adjusted EBITDA(2) $1,438 $1,425 0.9% 2.7% Adjusted EBITDA Margin(2) 33.7% 33.7% 0 bps Net Income $268 $355 -24.4% AFFO(1) $856 $863 -0.7% Dividend/Share $2.45 $2.37 3.3% Fully Diluted Shares Outstanding 288 287 0.4% (1) Constant currency excluding impact from business acquisitions and divestitures. (2) Reconciliation for Adjusted EBITDA and AFFO to their respective GAAP measures can be found in the Supplemental Financial Information on Pages 13 and 16, respectively.

11 Segment Growth and Margin Trends Q4 2019 FY2019 Global Data Corp and Global Data Corp and Y/Y% Total Total RIM Center Other RIM Center Other Organic Revenue 0.9% 7.8% 0.1% 1.3% 0.8% 4.8% 4.9% 1.1% Growth Adjusted EBITDA 3.4% 33.9% NM 7.5% -0.4% 22.0% NM 0.9% Growth % Adjusted EBITDA Margin % 42.3% 51.7%1 35.8% 41.0% 47.3% 33.7% NM NM +/- Y/Y +90bps +1,020bps +190bps +20bps +380bps +0bps Note: Full segment operating performance can be found on Page 10 of the Supplemental Financial Information. (1) Excluding favorable nonrecurring items, Adjusted EBITDA margin would have been 44.4%.

12 Balance Sheet Remains Well Positioned Balance Sheet Highlights as of 12/31/19 Net Lease Adjusted Leverage 5.7x 5.6x • ~80% Fixed Rate Debt • 4.8% weighted average interest rate • 5.8 years weighted average maturity • No significant maturities until 2023 J.P. Morgan Iron Mountain REIT Composite Source: J.P. Morgan REIT Weekly U.S. Real Estate report January 31, 2020 and company reports

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2020 Guidance

$ in MM	2020 Guidance(1)	Y/Y % Change
Revenue	$4,375 - $4,475	3% - 5%
Adjusted EBITDA	$1,520 - $1,570	6% - 9%
Adjusted EPS	$1.15 - $1.25	13% - 23%
AFFO	$930 - $960	9% - 12%

2020 guidance assumes:

- Total organic revenue growth of flat to +2%; organic storage rental revenue growth of 1% - 3%
- Interest expense of $435-$445M and normalized cash taxes of $70-$80M
- Structural tax rate of 18% to 20%
- Full-year weighted average shares outstanding of ~288M
- Real Estate and Non-Real Estate Recurring CapEx and Non-Real Estate Growth Investments of $140-$160M
- Real Estate Growth Investment and Innovation of $150-$175M
- Business acquisitions of ~$150M plus acquisitions of customer relationships and inducements of ~$75M
- Data Center development capex of ~$200M (assumes closing of Frankfurt JV)
- Capital Recycling proceeds of ~$100M
- Project Summit restructuring charges of ~$130M, with Adjusted EBITDA benefit of $80M

(1) Guidance reflects FX rates as of January 3, 2020 and is subject to fluctuation.

Note: Iron Mountain does not provide a reconciliation of non-GAAP measures that it discusses as part of its annual guidance or long term outlook because certain significant information required for such reconciliation is not available without unreasonable efforts or at all, including, most notably, the impact of exchange rates on Iron Mountain's transactions, loss or gain related to the disposition of real estate and other income or expense. Without this information, Iron Mountain does not believe that a reconciliation would be meaningful.

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Key Items to Consider for Q1 Comparability

Expected Q1 2020 year-over-year items worth noting:

- **$10 million** related to Q1'19 labor overage
- **~$13 million** organic Adjusted EBITDA growth
- **~$12.5 million** Adjusted EBITDA benefit from Project Summit actions taken in Q4'19
- **~$20 million** headwind from year-over-year paper prices and current FX rates

IRON MOUNTAIN®

15 Capital Allocation Strategy • Sustainable dividend growth • Modest dividend growth • Reduce payout ratio as % of AFFO to mid-60% to low-70% range • Long-term target leverage ratio of 4.5x – 5.5x • Driven by accelerated Adjusted EBITDA growth and benefits from Project Summit • Reduce leverage gradually over time to enable greater financial flexibility • Reinvest in the business through growth CapEx • Continue build-out of Global Data Center platform • Support growth in Global RIM business (faster-growing markets) and Adjacent Businesses • Capital recycling and alternative sources of funding • Identify additional opportunities to monetize owned assets across portfolio • Identify sources of third-party capital to fund continued Data Center development • Invest in accretive M&A • Target opportunities generating returns well-above the cost of capital • Increase scale in existing markets • Gain access to new, high-growth markets

16 Key Takeaways Solid Q4 Performance – Adjusted EBITDA grew 8.4% year over year excluding FX Q4 total organic Storage rental revenue growth remains healthy at 2.5% Project Summit actions completed in Q4 expected to yield $50 million of annualized Adjusted EBITDA benefit beginning in Q1 2020 Data Center leasing target of 15-20MW in 2020 supported by strong and building pipeline Committed to dividend, investing in growth areas, and reducing lease-adjusted leverage over time